UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 15, 2003

                             SUMMIT BANCSHARES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Texas                      0-11986                    75-1694807
------------------------    ------------------------    ------------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer ID No.)

                   3880 Hulen Street, Fort Worth, Texas 76107
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (817) 336-6817
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT
               Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
               Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP
               Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
               Not Applicable

ITEM 5. OTHER EVENTS
               Not Applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS
               Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following materials are filed as exhibits to this Current
              Report on Form 8-K:

                Exhibit
                Number       Description of Exhibit
                ------       ----------------------

                99.1         Press Release dated July 14, 2003

ITEM 8. CHANGE IN FISCAL YEAR
               Not Applicable

ITEM 9. REGULATION F D DISCLOSURE
               See Item 12

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR
         WAIVER OF A PROVISION OF THE CODE OF ETHICS
               Not Applicable

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S
         EMPLOYEE BENEFIT PLANS
           Not Applicable

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 14, 2003, Summit Bancshares, Inc. ("Summit Bancshares") issued a press release announcing its earnings for the second quarter of 2003. A copy of Summit Bancshares' press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 12 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SUMMIT BANCSHARES, INC.



DATE: July 15, 2003                     By: /s/  Bob G. Scott
                                           -------------------------------------
                                           Bob G. Scott, Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibit
------       ----------------------

99.1         Press Release dated July 14, 2003